MetroCorp Bancshares, Inc.

KEEFE, BRUYETTE & WOODS
2011 TEXAS FIELD TRIP

February 8 – 9th, 2011
Houston, Texas

Presentation by: George M. Lee
Executive Vice Chairman, President & CEO
2/8/2011

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp's future plans, projections, strategies and expectations, are based on assumptions, and involve a number of risks and uncertainties, many of which are beyond MetroCorp's control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp's 2009 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

EXPENSE MANAGEMENT

& EARNINGS

Expense Management

($ in 000's)	2007	2008	2009	**2010**
FTE	348	321	296	**291**
Compensation	$ 24,846	$ 24,298	$ 20,406	**$ 20,584**
Legal & Professional	$ 1,443	$ 1,935	$ 2,360	**$ 2,038**
Regulatory	$ 451	$ 906	$ 4,252	**$ 3,726**
ORE Related	$ 278	$ 289	$ 4,107	**$ 6,604**
Net Charge-Offs	$ 1,456	$ 5,539	$ 20,545	**$ 13,224**
Loan Loss Provision	$ 3,145	$ 16,649	$ 25,713	**$ 17,578**

EPS (Diluted)



$1.60
$1.20
$0.80
$0.40
$-
$(0.40)
$(0.80)
$(1.20)
0.79
0.98
1.22
1.10
0.17
(0.86)
(0.28)
2004
2005
2006
2007
2008
2009
2010

EPS (Diluted)


$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.30)
$(0.40)
-$0.36
-$0.04
$0.00
$0.09
Q1-2010
Q2-2010
Q3-2010
Q4-2010

NET INTEREST MARGIN

Net Interest Margin (%)

	2010				2009			
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
MetroBank	**4.01**	3.92	3.98	4.39	4.15	4.17	3.86	3.70
Metro United Bank	**3.90**	3.88	3.67	3.48	3.28	3.66	3.32	3.15

	2008				2007			
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
MetroBank	4.03	4.04	4.37	4.50	4.64	4.86	4.65	4.95
Metro United Bank	3.63	3.54	3.56	3.59	4.35	4.07	4.41	4.04

NIM vs Peer Banks

	MCBI	EWBC*	CATY	PFBC
2010 Q4	**3.84**	**4.43**	**2.88**	**2.73**
2009 Q4	3.73	3.61	2.65	2.58
2008 Q4	3.72	2.72	2.85	3.31
2007 Q4	4.30	3.91	3.43	4.82
2006 Q4	4.61	3.81	4.01	5.19
2005 Q4	4.56	4.20	4.34	4.81

* Non-GAAP excluding discount on covered loans from UCBH purchase

CAPITAL

Total Risk-Based Capital Ratio

	MB	MUB	MCBI
12/31/2010	**14.92%**	**14.27%**	**15.13%**
12/31/2009	14.01%	12.74%	13.80%
12/31/2008	10.39%	10.41%	10.17%

Tangible Common Equity Ratio

	MCBI
12/31/2010	**6.22%**
12/31/2009	5.79%
12/31/2008	6.22%

BALANCE SHEET

MCBI Total Asset Growth



$ in millions
CAGR = 9.3%
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$914
$1,128
$1,268
$1,460
$1,580
$1,590
$1,559
2004
2005
2006
2007
2008
2009
2010

MCBI Total Deposit Growth



$ in millions
CAGR = 9.4%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$755
$962
$1,082
$1,191
$1,269
$1,364
$1,294
2004
2005
2006
2007
2008
2009
2010

Deposit Composition

	2010		2009		Chg (%)	
	MB	MUB	MB	MUB	*MB*	*MUB*
DDA	207,161	25,802	184,211	25,922	*12.5%*	*-0.5%*
NOW/SAV/MM	348,675	135,220	348,388	154,171	*0.1%*	*-12.3%*
BROKERED CDs	43,686	-	66,494	-	*-34.3%*	-
CDARS	7,023	1,090	20,154	11,880	*-65.2%*	*-90.8%*
CDs	379,551	155,834	338,994	220,659	*12.0%*	*-29.4%*
TOTAL	**$ 986,096**	**$ 317,946**	**$ 958,241**	**$ 412,632**	***2.9%***	***-22.9%***

MCBI Total Loan Growth


$ in millions
CAGR = 11.5%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$595
$771
$887
$1,202
$1,346
$1,274
$1,144
2004
2005
2006
2007
2008
2009
2010

Loan Concentration

($ in 000s)	METROBANK		METRO UNITED BANK	
Business Segment	**Loans**	**%**	**Loans**	**%**
RE	$480,068	58.7%	$293,644	89.5%
C & I	$240,369	29.4%	$33,547	10.2%
Trade Finance	$95,359	11.7%	-	-
Other	$2,698	0.3%	$871	0.3%
Gross Loans	$818,494	100.0%	$328,062	100.0%

INTERNTATION TRADE GROWTH INITIATIVES

Operating Environment

- **Panama Canal Expansion**
  - Turn Houston into potentially the largest port city in the country
- **Trade Business between Texas & China**
  - China is Texas' third largest trading partner
  - Texas is the second largest exporting state to China
    - Houston metro area provides 2/3 of total trade business
    - Dallas/Fort Worth provides 20%
    - Imports from China in 2008: $18 billion
    - Exports to China in 2008: $8.4 billion
- **Strategic Location of Representative Offices in China**
  - Chongqing will be the focus of China's growth into the inland provinces
  - Xiamen is an important import & export port in China

Summary

• Geographic Area:	Texas California
• Market Niche:	Expanding Chinese, Asian Wealth & Population
• Asset Quality:	Improving
• Earnings:	On the Rise

MetroCorp®
BANCSHARES, INC.